AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR(SM) SURVIVOR II
LAST SURVIVOR FLEXIBLE PREMIUM
VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED APRIL 2, 2002
TO PROSPECTUS DATED OCTOBER 10, 2001
AS SUPPLEMENTED JANUARY 2, 2002

          This supplement explains two issues that impact your variable universal life insurance policy ("Policy") as a result of a request by Van Kampen Life Investment Trust (the "Life Investment Trust") for approval of a proposition which affects the Policy. The first issue discusses the effect on your Policy if the proposition is voted "AGAINST" and the second issue discusses the effect on the Policy if the proposition is voted "FOR."

          The Life Investment Trust is seeking the approval of shareholders for the reorganization of its series, the Strategic Stock Portfolio ("LIT Strategic Stock"), into another of its series, the Growth and Income Portfolio ("LIT Growth and Income"). AGL is required to solicit the votes of Policy owners. Policy owners with all or a part of their Policy values invested in the LIT Strategic Stock Division as of February 15, 2002 were solicited to provide AGL with voting instructions for the shares attributable to their Policy.

ISSUE 1.     If the proposed reorganization is NOT APPROVED there will be no change to your Policy or the investment options available under the Policy.

ISSUE 2.     If the proposed reorganization IS APPROVED, the LIT Growth and Income will be added as a new investment option available in your Policy. Policy owners will receive units of interest in the LIT Growth and Income Division in exchange for their units of interest in the LIT Strategic Stock Division. The LIT Strategic Stock will cease to be a separate entity.

          This process will take place over a period of four days. Monday, April 29, 2002 will be the last day Policy values can move into or out of the LIT Strategic Stock Division. Trade orders must be received by AGL by 3 PM Central Time in order to receive the values established at the close of the market on April 29. On Tuesday, April 30, 2002, there will be no trade orders accepted. On Wednesday, May 1, 2002, the transfer agent for the Life Investment Trust will sell shares of LIT Strategic Stock and purchase shares of LIT Growth and Income. Thursday, May 2, 2002 will be the first day that Policy values can be invested in the LIT Growth and Income Division.

          If you have all or any part of your Policy values invested in the LIT Strategic Stock Division on April 30, 2002 you will receive a written confirmation of the transfer to the LIT Growth and Income Division within five days after the transaction.

          You may also transfer out of the LIT Strategic Stock Division to any other available Division of your Policy prior to April 30, 2002, without having such transfer(s) incur a $25.00 Transfer Charge, or count against the 12 free transfers which you are allowed each Policy Year.